Deferred Revenue/Income	12 Months Ended
Dec. 31, 2023
Deferred Revenue/Income
Deferred Revenue/Income

17.  Deferred Revenue/Income

The following table shows a reconciliation in the current reporting period related to carried-forward deferred revenue/income.

	Year Ended December 31,
	2021	2022	2023
Deferred revenue/income–beginning of year	1,061,254	2,197,766	3,561,890
Additions	1,934,086	2,483,462	3,138,343
Recognition	(795,878)	(1,124,186)	(1,705,134)
Effects on foreign exchange adjustment	(1,696)	4,848	944
Deferred revenue/income–end of year	2,197,766	3,561,890	4,996,043

Deferred revenue mainly includes the transaction price allocated to the performance obligations that are unsatisfied, or partially satisfied, which mainly arises from the undelivered home chargers, the vehicle connectivity services, the extended warranty services, battery swapping services as well as the points offered to customers, with unrecognized deferred revenue balance of RMB3,546,849 and RMB4,996,043 as of December 31, 2022 and 2023, respectively.

The Group expects that approximately 39% of the transaction price allocated to unsatisfied performance obligation as at December 31, 2023 will be recognized as revenue during the period from January 1, 2024 to December 31, 2024. The remaining 61% will be recognized during the period from January 1, 2025 to June 30, 2028.

Deferred income includes the reimbursement from a depository bank in connection with the advancement of the Company’s ADS and investor relations programs in the next five years. The Company initially recorded the payment from the depository bank as deferred income and then recognized as other income over the beneficial period, with unrecognized deferred income balance of RMB15,041 and nil as of December 31, 2022 and 2023, respectively.